UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2024

Dengfeng Group Ltd

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-194070	80-0922058
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas 3rd Floor
New York, NY	10036
(Address of principal executive offices)	(Zip Code)

(646) 768-8417

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act ( 17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act ( 17 CFR 240. 14a- 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act ( 17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act: None

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 18, 2024, Dengfeng Group Limited (the “Company”) received a letter of resignation from its principal independent accountant, BF Borgers, CPA PC (“BF Borgers”), terminating its engagement with the Company.

BF Borgers was engaged as the Company’s independent registered public accounting firm and have served the Company since 2021 up to the quarterly report 10Q May 31, 2023, and there was no adverse opinion or a disclaimer of opinion and there was no opinion that was qualified or modified as to uncertainty, audit scope, or accounting principles.

Furthermore, from June 1, 2023 to April 18, 2024, there were no disagreements with BF Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to BF Borgers’s satisfaction, would have caused BF Borgers to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

From June 1, 2023, to April 18, 2024, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On April 18, 2024, the Company provided BF Borgers with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that BF Borgers furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. BF Borgers’s letter to the Commission is attached hereto as Exhibit 1.

On April 18, 2024, the Board of Directors of the Company approved the engagement of Kirtane & Pandit LLP, Chartered Accountants. (“Kirtane & Pandit”) as the Company’s independent registered public accounting firm. During the Company’s two most recent fiscal years through April 18, 2024, neither the Company nor anyone acting on the Company’s behalf consulted Kirtane & Pandit with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.01 Changes in Control of Registrant.

On April 16th, 2024, as a result of a private transactions, [A] Mr. Chan Kim Thiam transferred 416,500 shares of, Series A Preferred Stock, $0.0001 par value per share (the “Preferred Stocks”), of Dengfeng Group Limited., a Nevada corporation (the “Company”) to the parties, as shown in Exhibit 99.1; [B] Mr. Chan Yit Wei transferred 1,200,000 shares of Preferred Stock of the Company to the parties, as shown in Exhibit 99.2; [C] Mr. Teh Boo Yim transferred 1,000,000 shares of the Preferred Stocks of the Company to Full Long Limited, a company incorporated in Hong Kong, as shown in Exhibit 99.3; and Dengfeng Management Limited transferred 5,800,000 shares of the Preferred Stocks of the Company to the parties, as shown in Exhibit 99.4. As a result of the changes, Acorn Financial Consulting Limited, as the purchaser became an approximately 33% holder of the voting rights of the issued and outstanding share capital of the Company on a fully diluted basis of the Company, and became the controlling shareholder. The consideration paid for the Shares was $4,208. The source of the cash consideration for the Shares was the personal funds of the Purchasers.

Other than as described below, there are no arrangements or understandings among both the former and new control persons and their associates concerning the election of directors of the Company or other matters. The information outlined in Item 5.02 of this Form 8-K is incorporated by reference into Item 5.01.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16th, 2024, the existing director and officer resigned immediately. Accordingly, Chan Yit Wei, serving as a CEO director and an officer, ceased to be the Company’s Chief Executive Officer, Chief Financial Officer, President, Treasurer, Secretary, and Director. At the effective date of transfer, Malik Sherray Lee consented to act as the new President, CEO, and Chairman of the Board of Directors of the Company. Malik Sherray Lee, 23, joined the Company as the CEO of the Company, is well-educated at universities in the United Kingdom and Hong Kong, between 2019 and 2023 where he read Accounting and Finance and earned his degree. Mr. Lee obtained his work experience at a law firm and an asset management company in summer terms between 2020 and 2023. Mr. Lee is a member of the Association of Chartered Wealth Managers together with our finance team will drive the business development of the Company to develop family office solutions for clients covering China, India, and South East Asia Regions.

At the effective date of April 16th, 2024, Loke Sebastian Mun Foo, joined the Company as the CFO, Treasurer and Secretary of the Company. Sebastian Loke, who graduated from the University of Hong Kong in 2016, was previously recruited by Credit Suisse and HSBC Private Banking Hong Kong between 2016 and 2020, working as a Management Trainee and Investment counsellor respectively, taking care of Ultra High Net Worth clients across Asia. He started his startup, Chartipedia, with 3 partners in Hong Kong and went to Finland in 2020 to develop their business, with the invitation by xEdu, a Finnish accelerator focusing on EduTech. Chartipedia focuses on providing high-end data visualization and digital marketing content creation services to corporates, including top financial institutions in the world. Sebastian returned to Hong Kong in November 2021 and joined Greenpro Capital Corp, a Nasdaq-listed company (Nasdaq: GRNQ) as a financial advisor for their corporate advisory division, assisting clients to go public on the US Capital Markets. He is a Chartered Member of the Association of Chartered Wealth Managers, and with his qualifications, experience, and capabilities, the Company is pleased to have him as our CFO, leading to the development and growth of the business, together with our CEO, in financial services with focus on multi-family care solutions for family office clients, and the Medium to Ultra High Net Worth Individual clients.

Item 9.01 Financial Statements and Exhibits.

Exhibit
16.1	Letter from BF Borgers CPA PC
99.1	STOCK PURCHASE AGREEMENT, dated April 16th, 2024 for [A]
99.2	STOCK PURCHASE AGREEMENT, dated April 16th, 2024 for [B]
99.3	STOCK PURCHASE AGREEMENT, dated April 16th, 2024 for [C]
99.4	STOCK PURCHASE AGREEMENT, dated April 16th, 2024 for [D]
99.5	DIRECTOR RESOLUTIONS, dated April 16th, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 25th, 2024

Dengfeng Group Ltd

/s/Malik Sherray Lee
By:	Malik Sherray Lee
Title:	CEO

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